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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K




                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 30, 2003




                                 LSB CORPORATION
             (Exact name of registrant as specified in its charter)



       Massachusetts                                  000-32955                           04-3557612
----------------------------            --------------------------------------        -------------------
(State or other jurisdiction of                 Commission File Number                 (I.R.S. Employer
incorporation or organization)                                                        Identification No.)


     30 Massachusetts Avenue, North Andover, MA                                              01845
------------------------------------------------------                                -------------------
      (Address of principal executive offices)                                            (Zip Code)


       Registrant's telephone number, including area code: (978) 725-7500


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)




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                           CURRENT REPORT ON FORM 8-K





Item 1.  Changes in Control of Registrant
         --------------------------------

         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

         Not applicable.

Item 3.  Bankruptcy or Receivership
         --------------------------

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

         Not applicable.

Item 5.  Other Events
         ------------

         Pursuant to regulation G, the LSB Corporation's press release dated October 30, 2003, reporting favorable opinion on lawsuit, is hereby attached as
Exhibit 99.1 and incorporated by reference.

Item 6.  Resignations of Registrant's Directors
         --------------------------------------

         Not applicable.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         c.   Exhibit

              99.1 Press release dated October 30, 2003, reporting LSB Corporation's favorable opinion on lawsuit.

Item 8.  Change in Fiscal Year
         ---------------------

         Not applicable.

Item 9.  Regulation FD Disclosure
         ------------------------

         Pursuant to regulation FD, the LSB Corporation's press release dated October 30, 2003, reporting LSB Corporation's favorable opinion on a lawsuit is hereby attached as Exhibit 99.1 and incorporated by reference.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     LSB CORPORATION


                                                     /s/ PAUL A. MILLER
October 31, 2003                                     Paul A. Miller
                                                     President and
                                                     Chief Executive Officer





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                                  EXHIBIT INDEX





99.1     Press release announcing the Company's favorable opinion on lawsuit.






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